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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 26, 2005

OLYMPUS COMMUNICATIONS, L.P.
OLYMPUS CAPITAL CORPORATION
FRONTIERVISION OPERATING PARTNERS, L.P.
FRONTIERVISION CAPITAL CORPORATION
FRONTIERVISION HOLDINGS, L.P.
FRONTIERVISION HOLDINGS CAPITAL CORPORATION
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION
ARAHOVA COMMUNICATIONS, INC.
(Exact name of registrants as specified in their respective charters)

Delaware Delaware Delaware Delaware Delaware Delaware Delaware Delaware	333-19327 333-19327-01 333-9535 333-9535-01 333-36519 333-36519-01 333-75567-01 0-16899	25-1622615 23-2868925 84-1316775 84-1353734 84-1432334 84-1432976 84-1481765 25-1844576
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

5619 DTC Parkway—Greenwood Village, CO 80111
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (303) 268-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

        On January 26, 2005, Adelphia Communications Corporation (the "Company") and certain of its subsidiaries, including the registrants, entered into a commitment letter and a related fee letter with JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Citicorp North America, Inc. (collectively, the "Committed Banks") pursuant to which, and subject to the terms and conditions set forth therein, the Committed Banks have agreed to provide a portion of and to syndicate an extended debtor-in-possession credit facility (the "Extended DIP Facility"). The terms of the commitment letter contemplate, among other things (i) the extension of the maturity date from March 31, 2005, the maturity date under the Company's existing debtor-in-possession credit facility (the "Existing DIP Facility"), to March 31, 2006, (ii) an increase in the aggregate commitments of the lenders from $1.0 billion, representing the aggregate commitments of the lenders under the Existing DIP Facility, to $1.3 billion, comprised of an $800 million revolving credit facility (including a $500 million letter of credit subfacility) and a $500 million loan, and (iii) a decrease in the borrowing margins with respect to loans made under the Extended DIP Facility. The commitment letter and the related fee letter will not become binding upon the Company or its subsidiaries party thereto unless and until such agreements are approved by the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Company and its subsidiaries intend to file a motion with the Bankruptcy Court seeking the approval of the commitment letter and the related fee letter and the consummation of the transactions contemplated thereby.

        A copy of the commitment letter is attached to this filing as Exhibit 10.01 and is incorporated herein by reference, and the foregoing summary of the terms and conditions of the commitment letter is qualified in its entirety by reference to such exhibit.

        As previously announced, a syndicate of financial institutions have committed to provide to the Company up to $8.8 billion in exit financing in connection with the Company's emergence from bankruptcy. Certain of the Committed Banks are members of the syndicate of financial institutions that have committed to provide such exit financing to the Company. In addition, certain of the Committed Banks were lenders and agents under certain of the Company's and its subsidiaries' pre-petition credit facilities. As previously announced, the Official Committee of Unsecured Creditors and the Official Committee of Equity Holders appointed in the bankruptcy cases of the Company and its subsidiaries previously have initiated or propose to initiate, respectively, an adversary proceeding against the lenders and agents under the Company's and its subsidiaries' pre-petition credit agreements. A more complete description of such adversary proceeding is set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 (the "2003 Form 10-K") as filed with the Securities and Exchange Commission. The foregoing summary of such adversary proceeding is qualified in its entirety by reference to the description of such adversary proceeding in such 2003 Form 10-K.

Cautionary Statement Regarding Forward-Looking Statements

        This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company's and its subsidiaries' and affiliates' expected future financial position, results of operations, cash flows, process for sale of the Company, restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include those discussed under the heading "Risk Factors" in the 2003 Form 10-K and the Company's pending bankruptcy proceeding, results of litigation against the Company and government investigations of the Company, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company's competitors, results and impacts of the process to sell the Company or its assets, pricing and availability of programming, equipment, supplies, and other inputs, the Company's ability to upgrade its network, technological developments, and changes in general economic conditions. Many of these factors are outside of the Company's control.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2005

OLYMPUS COMMUNICATIONS, L.P. (Registrant)
By:	ACC OPERATIONS, INC., its Managing General Partner
	By:	/s/ VANESSA A. WITTMAN Name: Vanessa A. Wittman Title: Executive Vice President and Chief Financial Officer
OLYMPUS CAPITAL CORPORATION (Registrant)
By:	/s/ VANESSA A. WITTMAN Name: Vanessa A. Wittman Title: Executive Vice President and Chief Financial Officer
FRONTIERVISION OPERATING PARTNERS, L.P. (Registrant)
By:	FRONTIERVISION HOLDINGS, L.P., its General Partner
	By:	FRONTIERVISION PARTNERS, L.P., its General Partner
		By:	ADELPHIA GP HOLDINGS, L.L.C., its General Partner
			By:	ACC OPERATIONS, INC., its Sole Member
				By:	/s/ VANESSA A. WITTMAN Name: Vanessa A. Wittman Title: Executive Vice President and Chief Financial Officer

FRONTIERVISION CAPITAL CORPORATION (Registrant)
By:	/s/ VANESSA A. WITTMAN Name: Vanessa A. Wittman Title: Executive Vice President and Chief Financial Officer
FRONTIERVISION HOLDINGS, L.P., (Registrant)
By:	FRONTIERVISION PARTNERS, L.P., its General Partner
	By:	ADELPHIA GP HOLDINGS, L.L.C., its General Partner
		By:	ACC OPERATIONS, INC., its Sole Member
			By:	/s/ VANESSA A. WITTMAN Name: Vanessa A. Wittman Title: Executive Vice President and Chief Financial Officer
FRONTIERVISION HOLDINGS CAPITAL CORPORATION (Registrant)
By:	/s/ VANESSA A. WITTMAN Name: Vanessa A. Wittman Title: Executive Vice President and Chief Financial Officer
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION (Registrant)
By:	/s/ VANESSA A. WITTMAN Name: Vanessa A. Wittman Title: Executive Vice President and Chief Financial Officer
ARAHOVA COMMUNICATIONS, INC. (Registrant)
By:	/s/ VANESSA A. WITTMAN Name: Vanessa A. Wittman Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.01	Commitment Letter, dated January 26, 2005, by and among Adelphia Communications Corporation, UCA LLC, Century Cable Holdings, LLC, Century-TCI California, L.P., Olympus Cable Holdings, LLC, Parnassos, L.P., FrontierVision Operating Partners, L.P., ACC Investment Holdings, Inc., Arahova Communications, Inc., Adelphia California Cablevision, LLC, JPMorgan Chase Bank, N.A., J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Citicorp North America Inc.

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  Item 1.01. Entry into a Material Definitive Agreement.
SIGNATURE
EXHIBIT INDEX